                                                                   EXHIBIT 10.21

                                AMENDMENT NO. 2

                                TO GROUND LEASE

     THIS AMENDMENT NO. 2 TO GROUND LEASE is made and executed effective the 17th day of May, 1977, among FREDERICK BOYSEN and DOROTHY BOYSEN, husband and
----        ---
wife, TED BOYSEN and ROSE BOYSEN, husband and wife (hereinafter sometimes collectively called "Owner"), and SEA/TAC PROPERTIES, a limited partnership, Kilroy Industries, a California corporation, General Partner (hereinafter called "Tenant") with reference to the following facts:

     A. FREDERICK BOYSEN and TED BOYSEN, acting in the capacity of and therein described as "Owner", have heretofore entered into a written Ground Lease dated 15 May 1969 with KILROY INDUSTRIES, acting in the capacity of and therein described as "Tenant" (the "Ground Lease").

     B. A short form of the Ground Lease dated 17 June 1970 was recorded on June 30, 1970, as Instrument No. 6666572 in Volume 396, Pages 90 to 95, inclusive, of Official Records of King County, Washington; all references in this Amendment to the Ground Lease shall include the short form Ground Lease with the same force and effect as if both were mentioned.

     C. KILROY INDUSTRIES assigned its interests in and under the Ground Lease to Tenant pursuant to the provisions of an instrument entitled "Assignment of Lessee's Interest in Lease" dated 31 March 1972, recorded on May 1, 1973 as


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Instrument No. 7305010574 and as Instrument No. 7305010575, wherein Owner consented to such assignment, both of Official Records of King County, Washington.

     D. By conveyances made by FREDERICK BOYSEN to the marital community composed of himself and DOROTHY BOYSEN, his wife, and by TED BOYSEN to the marital community composed of himself and ROSE BOYSEN, his wife, said two marital communities are the owners of undivided one-half interests in the premises covered by the Ground Lease and the premises described in Exhibits B and C attached thereto.

     E. The Ground Lease has been amended by an instrument entitled "Amendment No. 1 to Ground Lease and Grant of Easement" dated April 27, 1973, between Owner and Tenant, recorded on May 1, 1973 as Instrument No. 7305010576 of Official Records of King County, Washington.

     F. Pursuant to the provisions of paragraph 12 of the Ground Lease entitled "Option to Lease Additional Area", the condition precedent to Tenant's option to lease additional area has occurred and Tenant has exercised its said option. Owner and Tenant now desire to further amend the Ground Lease to set forth their agreement concerning the option premises and the commencement date of the inclusion of such premises under the Ground Lease.

     NOW, THEREFORE, Owner and Tenant do hereby further amend the Ground Lease as follows:

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     1.  The real property described in Exhibit "B" to the Ground Lease shall be included as a part of the Premises covered by the Ground Lease from and after January 1, 1978 for the entire remaining term of the Ground Lease and any extension thereof.

     2. The yearly "Primary Rent" specified in paragraph 3(c) of the Ground Lease is increased to $65,000, effective as of January 1, 1978, payable at the rate of $5,416.67 per month. Subparagraph (i) of paragraph 3(d) of the Ground Lease, and the examples contained therein, are hereby amended to reflect the increase in the yearly "Primary Rent" from $60,000 to $65,000. Subparagraph
(iii) of paragraph 3(d) of the Ground Lease is hereby amended to increase the minimum yearly rental after January 1, 1978 from $60,000 to $65,000. The "maximum yearly rent" figures set forth in subparagraph (iii) of said paragraph 3(d) are each increased as follows:

                                                         Maximum
                   Period                              Yearly Rent
                   ------                              -----------
     January 1, 1979, to December 31, 1983             $71,500.00
     January 1, 1984, to December 31, 1988             $78,000.00
     January 1, 1989, to December 31, 1993             $84,500.00

     3. An executed and acknowledged counterpart of this Amendment No. 2 shall be recorded in the Office of the County Records of King County, Washington.

     4. Except as herein and previously amended, the Ground Lease is ratified, affirmed and approved.

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     IN WITNESS WHEREOF, Owner and Tenant have entered into this Amendment No. 2 as of the year and day first above written.


         /s/ TED BOYSEN                      /s/ FREDERICK BOYSEN
         ------------------                  --------------------
         TED BOYSEN                          FREDERICK BOYSEN


         /s/ ROSE BOYSEN                     /s/ DOROTHY BOYSEN
         ------------------                  --------------------
         ROSE BOYSEN                         DOROTHY BOYSEN

                                                  "Owner"



                                             SEA/TAC PROPERTIES,
                                             a Limited Partnership

                                             BY KILROY INDUSTRIES
                                             a California Corporation,
                                             General Partner

                                          By /s/ JOHN B. KILROY
                                             ------------------------


                                          By /s/ MARSHALL L. MCDANIEL
                                             ------------------------

                                                  "Tenant"

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STATE OF WASHINGTON    )
                       )  ss.
COUNTY OF KING         )

     On May 25, 1977, before me, the undersigned, a Notary Public in and for
        ------
said county and state, personally appeared FREDERICK BOYSEN and DOROTHY BOYSEN, known to me to be the persons whose names are subscribed to the within instrument, and acknowledged that they executed the same.

     WITNESS my hand and official seal.


                                          /s/ H. OTIS GIESE
                                          -----------------------------
                                          Notary Public in and for said
                                          County and State

STATE OF WASHINGTON    )
                       )  ss.
COUNTY OF KING         )

     On May 25, 1977, before me, the undersigned, a Notary Public in and for
        ------
said county and state, personally appeared TED BOYSEN and ROSE BOYSEN, known to me to be the persons whose names are subscribed to the within instrument, and acknowledged that they executed the same.

     WITNESS my hand and official seal.


                                          /s/ H. OTIS GIESE
                                          -----------------------------
                                          Notary Public in and for said
                                          County and State

STATE OF CALIFORNIA    )
                       )  ss.
COUNTY OF LOS ANGELES  )

     On May 17, 1977, before me, the undersigned, a Notary Public in and for
        ------
said county and state, personally appeared John B. Kilroy, known to me to be the
                                           --------------
President, and Marshall L. McDaniel, known to me to be the ___________ Secretary
               --------------------
of KILROY INDUSTRIES, the corporation that executed the within instrument, and known to me to be the persons who executed the within instrument on behalf of said corporation, said corporation being known to me to be the General Partner SEA/TAC PROPERTIES, the Limited Partnership that executed the within instrument, and acknowledged to me that such corporation executed the same as such partner and that such partnership executed the same.

     WITNESS my hand and official seal.


                                          /s/ DAVID N. HASS
                                          ------------------------------
[Seal appears here]                       Notary Public in and for said
                                          County and State